UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2019

COMMAND CENTER, INC.

(Exact name of registrant as specified in its Charter)

Washington	000-53088	91-2079472
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3609 S. Wadsworth Blvd., Suite 250, Lakewood, CO	80235
(Address of Principal Executive Offices)	(Zip Code)

(866) 464-5844

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	CCNI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 6, 2019 (the “Separation Date”), Command Center, Inc. (collectively with its subsidiaries, the “Company”) and Richard K. Coleman, Jr., the Company’s then-Chief Operating Officer, severed Mr. Coleman’s employment relationship with the Company. On August 29, 2019, the Company and Mr. Coleman entered into a Separation and Release of Claims Agreement (the “Agreement”), pursuant to which Mr. Coleman’s last day of employment with the Company was the Separation Date.

As consideration for Mr. Coleman’s execution, non-revocation of, and compliance with, the Agreement, including without limitation his general release and waiver of claims and other post-termination obligations, the Company agreed to provide the following benefits to which Mr. Coleman would not otherwise have been entitled (in each case less all relevant taxes and other withholdings): (a) a lump sum payment of $1,000, (b) a lump sum payment of $170,000, which the parties agreed would satisfy all salary, wages, commissions, bonuses, and other compensation, including without limitation, all Base Salary, Performance Bonuses, other Bonus Opportunities, Expense Reimbursement, Fringe Benefits, Paid Time Off, Accrued Obligations, and Severance Benefits, as those terms are defined in Mr. Coleman’s Amended and Restated Employment Agreement dated March 31, 2019, which would become due to Mr. Coleman through August 29, 2019, and (c) eligibility to participate in COBRA continuation coverage. All stock options and other equity compensation granted to Mr. Coleman by the Company, including, without limitation, options to purchase 100,000 shares of the Company’s common stock granted to him pursuant to his Employment Agreement dated April 1, 2018, were cancelled.

The above description of the Agreement is qualified by reference to the full text of the Agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Separation and Release of Claims Agreement, executed August 29, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

COMMAND CENTER, INC.
(Registrant)

Date: September 4, 2019	/s/ John McAnnar
John McAnnar
Vice President and General Counsel